ALPS ETF Trust
1290 Broadway, Suite 1100
Denver, CO 80203

July 22, 2016

Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, D.C.  20549

Re:	ALPS ETF Trust (the “Trust”) (File Nos. 333‑148826; 811‑22175)

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a prospectus dated June 7, 2016, as supplemented July 12, 2016, with respect to the RiverFront Dynamic US Dividend Advantage ETF and the RiverFront Dynamic US Flex-Cap ETF, as well as the risk/return summary information contained in a prospectus dated June 14, 2016, as supplemented July 12, 2016, with respect to the RiverFront Dynamic Unconstrained Income ETF and the RiverFront Dynamic Core Income ETF, each a series of the Trust (the “Funds”).  The purpose of this filing is to submit the 497(e) filing dated July 12, 2016 in XBRL for the Funds.

The SEC Staff is requested to address any comments on this filing to my paralegal, Sharon Akselrod, at 720.917.0769.

Sincerely,

/s/ Abigail J. Murray
Abigail J. Murray
Secretary

Enclosure

cc:	Stuart Strauss, Esq.
Dechert LLP